UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2016
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 19, 2016, TerraForm Global, Inc. (the “Company”) provided certain selected information to the beneficial holders of the 9.75% Senior Notes due 2022 (the “Holders”) of TerraForm Global Operating, LLC (“Operating”) issued pursuant to the Indenture dated as of August 5, 2015 (the “Indenture”), and certain of their advisors. This information contains preliminary unaudited financial information from the second half of 2015 and the first quarter of 2016, and a discussion of the principal risks facing the Company. The financial information may change materially as a result of the completion of the audit of the Company’s financial results for fiscal year 2015. The information does not represent a complete picture of the Company’s financial position, results of operations or cash flows and is not a replacement for full financial statements prepared in accordance with U.S. GAAP. The Holders’ request for this disclosure arose from ongoing negotiations between the Company and the Holders regarding possible waivers of covenants under the Indenture that require the Company to file with the Securities and Exchange Commission (the “SEC”) or make publicly available annual and quarterly reports within the time periods specified in the SEC rules and regulations. A Press Release announcing the disclosure is attached hereto as Exhibit 99.1. The preliminary unaudited financial information, attached as Exhibit 99.2, was accompanied by commentary regarding key initiatives being pursued by the Company. The risk factors, a copy of which is included as Exhibit 99.3, update the discussion of risks of holding the Company’s Class A common stock included in the Prospectus, dated July 31, 2015, relating to the Company’s initial public offering and in the Company’s Form 10-Q for the period ended September 30, 2015, which contains the most recent interim financial statements the Company has filed with the SEC.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated July 19, 2016, titled “TerraForm Global Provides Preliminary Financial Data for Bondholders”
99.2	Presentation, dated July 19, 2016, titled “TerraForm Global Supplemental Information Requested by Bondholders”
99.3	Document, dated July 19, 2016, titled “TerraForm Global Risk Factors”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Rebecca Cranna
Date:	July 19, 2016	Name:	Rebecca Cranna
		Title	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated July 19, 2016, titled “TerraForm Global Provides Preliminary Financial Data for Bondholders”
99.2	Presentation, dated July 19, 2016, titled “TerraForm Global Supplemental Information Requested by Bondholders”
99.3	Document, dated July 19, 2016, titled “TerraForm Global Risk Factors”